SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

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Green Owl Intrinsic Value Fund

a series of

Valued Advisers Trust

225 Pictoria Dr., Suite 450

Cincinnati, OH 45246

                , 2017

Dear Shareholder:

Enclosed is a Notice, Proxy Statement and Proxy Card for a Special Meeting of Shareholders (the “Meeting”) of the Green Owl Intrinsic Value Fund (the “Fund”), a series portfolio of the Valued Advisers Trust (the “Trust”). The Meeting is scheduled for September 7, 2017 and will be held at 9:00 a.m., Eastern Time at the offices of the Trust (225 Pictoria Dr., Suite 450, Cincinnati, Ohio). If you are a shareholder of record of the Fund as of the close of business on June 30, 2017, you are entitled to vote at the Meeting and any adjournment thereof.

Kovitz Investment Group Partners, LLC (“KIG Partners”) has served as investment adviser to the Fund since January 1, 2016. Prior to January 1, 2016, the Fund was managed by Kovitz Investment Group, LLC (“Kovitz”). The individuals responsible for the day-to-day management of the Fund have remained consistent since the Fund’s inception in 2011. At the Meeting, shareholders will be asked to approve a new investment advisory agreement between KIG Partners and the Trust on behalf of the Fund. The new investment advisory agreement (“New Agreement”) has the same advisory fee as, and does not differ from, the prior investment advisory agreement (“Prior Agreement”). You are being asked to approve the New Agreement because the Prior Agreement terminated as a result of the transaction described below.

KIG Partners is an indirect wholly-owned subsidiary of Focus Financial Partners, LLC (“Focus”), a Delaware limited liability company that is a strategic and financial investor in independently-managed wealth management firms. Effective July 3, 2017, an investor group led by Stone Point Capital and KKR acquired a majority ownership interest in Focus (the “Transaction”).

You should note that no changes are planned to the portfolio management team or investment approach for the Fund following the Transaction. The Fund’s daily operations and investment activities are not expected to be affected in any way. Focus has not been, and will not be, involved in the day-to-day business operations or management of KIG Partners. Additionally, under the new investment advisory agreement, there will be no increase in any fees or expenses the Fund pays as a result of the Transaction.

The Transaction constituted a “change of control,” which, in turn, resulted in an “assignment” of the Prior Agreement. Section 15(a)(4) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires the automatic termination of an advisory contract when it is assigned and thus the Prior Agreement was terminated. Shareholders of the Fund are being asked to vote to approve the New Agreement so that the management of the Fund may continue without interruption.

At a meeting held on June 8, 2017, the Board of Trustees of the Trust approved the New Agreement with KIG Partners, and recommended that shareholders approve the New Agreement. At the same meeting, the Board of Trustees approved an interim agreement with KIG Partners, which became effective on July 3, 2017, under which KIG Partners can provide advisory services to the Fund for up to 150 days between the termination of the Prior Agreement and shareholder approval of the New Agreement (the “Interim Agreement”). Compensation earned by KIG Partners under the Interim Agreement will be held in an interest-bearing escrow account. If the Fund’s shareholders approve the New Agreement before the expiration of the Interim Agreement, the compensation (plus interest) payable under the Interim Agreement will be paid to KIG Partners, but if the New Agreement is not so approved, only the lesser of the costs incurred (plus interest) or the amount in the escrow account (including interest) will be paid to KIG Partners.

I am writing on behalf of the Board of Trustees to ask for your prompt vote for the approval of the New Agreement. The proposal has been carefully reviewed by the Board of Trustees of the Trust. The Board of Trustees unanimously recommends that you vote FOR the proposal.

It is very important to receive your vote before September 7, 2017. Voting is quick and easy. Everything you need to vote is enclosed. Please mark, sign and date the enclosed proxy card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. Alternatively, you may call the toll free number on your proxy card to vote by telephone or vote over the Internet at www.proxyonline.com. You should use the enclosed instructions to vote by telephone or over the Internet.

I appreciate your participation and prompt attention to this matter.

Sincerely,

Bo J. Howell

President

Green Owl Intrinsic Value Fund

a series of

Valued Advisers Trust

225 Pictoria Dr., Suite 450

Cincinnati, Ohio 45246

Important Notice Regarding Availability of Proxy Materials for the

Shareholder Meeting to be held on September 7, 2017

This Proxy Statement is Available online at the Following Website:

http://www.proxyonline.com/docs/            .pdf

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Shareholders of Green Owl Intrinsic Value (the “Fund”):

Notice is hereby given that a special meeting of the shareholders of the Fund (the “Special Meeting”) will be held on September 7, 2017 at the offices of the Trust (225 Pictoria Dr., Suite 450, Cincinnati, Ohio), at 9:00 a.m., Eastern Time, for the following purposes, which are more fully described in the accompanying Proxy Statement:

1.	To approve an investment advisory agreement with respect to the Fund between Kovitz Investment Group Partners, LLC and the Trust; and

2.	To transact such other business as may properly come before the Special Meeting and any postponement or adjournment thereof.

The Board of Trustees recommends you vote FOR the Proposal identified in this Proxy Statement. The Board of Trustees of the Trust has fixed the close of business on June 30, 2017 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any postponement or adjournment thereof. Copies of these proxy materials, including this notice of the Special Meeting, the Proxy Statement, and the proxy card, also are available to you at http://www.proxyonline.com/docs/        .pdf. Information on how to obtain directions to attend the Special Meeting and vote in person can be obtained by calling 1-800-xxx-xxxx.

We urge you to mark, sign, date and mail the enclosed proxy in the postage-paid envelope provided as soon as possible so that you will be represented at the Special Meeting. If you desire to vote in person at the Special Meeting, you may revoke your proxy at any time before it is exercised.

By order of the Board of Trustees of the Trust,

Carol Highsmith

Vice President and Secretary

            , 2017

PROXY STATEMENT

Green Owl Intrinsic Value Fund

a series of

Valued Advisers Trust

225 Pictoria Dr., Suite 450

Cincinnati, Ohio 45246

INTRODUCTION

The enclosed proxy is solicited by the Board of Trustees (the “Board”) of Valued Advisers Trust (the “Trust”) for use at the Special Meeting of Shareholders (the “Special Meeting”) to be held on September 7, 2017 at 9:00 a.m., Eastern Time, and any postponement or adjournment thereof, for action upon the matters set forth in the accompanying Notice of the Special Meeting of Shareholders (the “Notice”). Shareholders of record at the close of business on June 30, 2017 are entitled to be present and to vote at the Special Meeting or any postponed or adjourned session thereof. The Notice, this Proxy Statement and the enclosed proxy card are first being mailed to shareholders on approximately             , 2017.

The Trustees recommend that you vote:

1.	For the approval of an investment advisory agreement with respect to the Fund between Kovitz Investment Group Partners, LLC and the Trust; and

2.	In the discretion of the persons named as proxies in connection with any other matters that may properly come before the Special Meeting or any postponement or adjournment thereof.

Shareholders of the Fund will vote on the Proposal. Each whole share is entitled to one vote as to any matter on which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote. Shares represented by your duly executed proxy will be voted in accordance with your instructions. If no instructions are made on a submitted proxy, the proxy will be voted FOR the Proposal.

PROPOSAL

APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

Background

Kovitz Investment Group Partners, LLC (“KIG Partners”) has served as investment adviser to the Green Owl Intrinsic Value Fund (the “Fund”) since January 1, 2016. Prior to January 1, 2016, the Fund was managed by Kovitz Investment Group, LLC (“Kovitz”). The individuals responsible for the day-to-day management of the Fund have remained consistent since the Fund’s inception in 2011. KIG Partners is an indirect wholly-owned subsidiary of Focus Financial Partners, LLC (“Focus”), a Delaware limited liability company that is a strategic and financial investor in independently-managed wealth management firms. Effective July 3, 2017, an investor group led by Stone Point Capital and KKR acquired a majority ownership interest in Focus (the “Transaction”).

The Transaction constituted a “change of control” which, in turn, resulted in an assignment of the investment advisory agreement between KIG Partners, the investment adviser to the Fund, and the Trust (the “Prior Agreement”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(a)(4) of the 1940 Act effectively requires the automatic termination of an advisory contract when it is assigned. As a result, the Prior Agreement has been terminated. Accordingly, shareholders of the Fund are being asked to approve a new management agreement between KIG Partners and the Trust (the “New Agreement”) so that management of the Fund may continue without any interruption.

If approved by shareholders of the Fund, the New Agreement will become effective on the shareholder meeting date, including any adjournments or postponements (the “Effective Date”). KIG Partners has entered into a new expense limitation agreement that is substantially the same as the agreement that was previously in place but has an initial term ending February 28, 2019.

The Transaction did not result in any changes to the organization or structure of the Fund. After the Effective Date, KIG Partners will continue to serve as the Fund’s investment adviser and none of the Fund’s other service providers will change in connection with the Transaction. The Fund will continue to be team-managed by same portfolio managers – Mr. Mitchell A. Kovitz, Mr. Jonathan A. Shapiro, and Mr. Joel D. Hirsh.

The Prior Agreement

Kovitz Investment Group, LLC (“Kovitz”) served as the Fund’s investment adviser for the period from December 22, 2011 (commencement of operations) to December 31, 2015, pursuant to an investment advisory agreement between the Trust and Kovitz (the “Original Agreement”). KIG Partners has served as the Fund’s investment adviser since January 1, 2016, pursuant to the Prior Agreement. The Prior Agreement for the Fund was initially approved by the Board for a term of two years on December 8-9, 2015. The Prior Agreement was approved on March 16, 2016 by the Fund’s shareholders at a special meeting called for the purpose of approving the Prior Agreement. The following table describes the advisory fees paid to Kovitz and the fees paid to KIG Partners and the fees waived by each firm pursuant to an expense limitation agreement:

Fiscal Year Ended	Advisory Fees Accrued	Fee Waiver/ Expense Reimbursement	Net Advisory Fees Paid
October 31, 2014	$550,767	($150,715)	$400,052
October 31, 2015	$622,176	($162,284)	$459,892
October 31, 2016	$577,767	($173,710)	$404,057

The Interim Agreement

At its June 8, 2017 meeting, the Board, including by separate vote of a majority of the Independent Trustees, reviewed and approved an interim investment advisory agreement between KIG Partners and the Trust on behalf of the Fund (the “Interim Agreement”). The Interim Agreement took effect on July 3, 2017 and will continue in effect for a term ending on the earlier of 150 days from its effectiveness or the date that shareholders of the Fund approve the New Agreement.

The terms of the Interim Agreement are substantially the same as those of the Prior Agreement, except for certain provisions that are required by law and except that the date of the Interim Agreement is made current. The provisions required by law include a requirement that fees payable under the Interim Agreement be paid into an escrow account. If the Fund’s shareholders approve the New Agreement by the end of the 150-day period, the compensation (plus any interest earned thereon) payable under the Interim Agreement will be paid to KIG Partners. However, if the New Agreement is not approved, only the lesser of the costs incurred (plus interest) or the amount in the escrow account (including interest) will be paid to KIG Partners.

The Fund had been operating pursuant to an expense limitation agreement whereby KIG Partners was limiting the operating expenses of the Fund at 1.10%, subject to certain exceptions. This expense limitation agreement terminated automatically due to the assignment of the Prior Agreement. However, in conjunction with the implementation of the Interim Agreement and the Board’s approval of the New Agreement, KIG Partners has entered into an expense limitation agreement to cap fees at 1.10%, which is described in more detail below.

The Terms of the Prior Agreement and the New Agreement and the New Expense Limitation Agreement

At its June 8, 2017 meeting, the Board, including a majority of the Independent Trustees, reviewed and approved the New Agreement between KIG Partners and the Trust, and recommended that shareholders approve the New Agreement. It is anticipated that, if approved by shareholders, the New Agreement will become effective on the shareholder meeting date, including any adjournments or postponements (the “Effective Date”). The New Agreement is identical to the Prior Agreement, except with respect to its date. Set forth below is a summary of all material terms of the New Agreement. The form of the New Agreement is included as Appendix A. The summary of all material terms of the New Agreement below is qualified in its entirety by reference to the form of New Agreement included as Appendix A.

The advisory fee rate under the Prior Agreement and the New Agreement is the same. The annualized advisory fee rate paid to KIG Partners by the Fund will remain at 1.00% of the Fund’s average daily net assets.

The New Agreement would require KIG Partners to provide the same services as provided under the Prior Agreement. KIG Partners shall, subject to the supervision of the Board, regularly provide the Fund with investment research, advice and supervision and shall furnish continuously an investment program for the Fund, consistent with its investment objectives and policies. KIG Partners shall determine, from time to time, what securities shall be purchased for the Fund, what securities shall be held or sold by the Fund and what portion of the Fund’s assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Agreement and Declaration of Trust, as amended and supplemented, Bylaws and the Fund’s registration statement and with the investment objectives, policies and restrictions of the Fund, as each of the same shall be from time to time in effect.

The New Agreement has the same duration and termination provisions as the Prior Agreement. The New Agreement will have an initial term of two years from its effective date and will continue from year to year so long as its renewal is specifically approved by (a) a majority of the Trustees who are not parties to the New Agreement and who are not “interested persons” (as defined in the 1940 Act) of any party to the New Agreement, cast in person at a meeting called for the purpose of voting on such approval and a majority vote of the Trustees or (b) by vote of a majority of the voting securities of the Fund. It may be terminated by the Trust, without the payment of any penalty, by a vote of the Board or with respect to the Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund. It may also be terminated at any time upon 60 days’ notice without the payment of any penalty by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by KIG Partners. The New Agreement will terminate automatically in the event of its assignment.

The New Agreement and the Prior Agreement subject KIG Partners to the same standard of care and liability.

KIG Partners has entered into a new expense limitation arrangement whereby it has contractually agreed to waive or limit its fees and to assume certain other expenses of the Fund until February 28, 2019, so that total annual operating expenses of the Fund do not exceed 1.10%. This contractual arrangement may only be terminated by mutual consent of KIG Partners and the Board, and it will automatically terminate upon the termination of the Interim Agreement, if the New Agreement is not approved, or upon the termination of the New Agreement. This operating expense limitation does not apply to: (i) interest, (ii) taxes, (iii) brokerage commissions, (iv) other expenditures which are capitalized in accordance with generally accepted accounting principles, (v) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (vi) dividend expense on short sales, (vii) expenses incurred under a plan of distribution under Rule 12b-1, and (viii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable, incurred by the Fund in any fiscal year. The operating expense limitation also excludes any “fees and expenses of acquired funds,” which are the expenses indirectly incurred by the Fund as a result of investing in money market funds or other investment companies, including exchange-traded funds, that have their own expenses. KIG Partners is entitled to recoup the sum of all fees previously waived or expenses reimbursed during any of the previous three years, less any reimbursement previously paid, provided total expenses do not exceed the limitation in place at the time the waiver/reimbursement occurred. Additionally, under this proposal shareholders are being asked to approve the right of KIG Partners, subject to the conditions of the expense limitation agreement, to recoup amounts previously waived and/or reimbursed to the Fund by Kovitz, as well as amounts previously waived and/or reimbursed to the Fund by KIG Partners under a previous expense limitation agreement. More detailed information about amounts that are subject to the Recoupment Right are contained in the Fund’s Statement of Additional Information. The following table describes the advisory fees earned by Kovitz or KIG Partners, amounts waived and/or reimbursed and net amounts paid to Kovitz or KIG Partners for the periods indicated. If shareholders approve this proposal, KIG Partners will be able to recoup the fee previously waived and the expenses previously reimbursed by Kovitz.

Fiscal Year Ended	Advisory Fees Accrued	Fee Waiver/ Expense Reimbursement	Net Advisory Fees Paid
October 31, 2014	$550,767	($150,715)	$400,052
October 31, 2015	$622,176	($162,284)	$459,892
October 31, 2016	$577,767	($173,710)	$404,057

If the Fund’s shareholders approve the New Agreement, it is expected that the New Agreement would become effective on the shareholder meeting date, including any adjournments or postponements.

The Trustees have authorized the allocation of brokerage to Kovitz Securities, LLC, an affiliated broker-dealer, to effect portfolio transactions on an agency basis. The Trustees have adopted procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which requires that the commission paid to affiliated broker-dealers must be “reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.” KIG Partners intends to utilize Kovitz Securities, LLC for executing portfolio transactions of the Fund to the extent permissible under the Trust’s policies and procedures and to the extent KIG Partners deems it in the best interest of the Fund. This may also result in a conflict of interest because Kovitz Securities, LLC is affiliated with KIG Partners and it will receive compensation for executing trades for the Fund.

The following table sets forth the aggregate dollar amount of brokerage commissions paid by the Fund to Kovitz Securities, LLC during the periods shown:

Fiscal Year End	Brokerage Commissions
October 31, 2014	$8,178
October 31, 2015	$10,543
October 31, 2016	$5,857

The percentage of the Fund’s aggregate brokerage commissions paid to Kovitz Securities, LLC during the most recent fiscal year ended October 31, 2016 is 100%. The percentage of the Fund’s aggregate dollar amount of transactions involving the payment of commissions effected through Kovitz Securities, LLC during the most recent fiscal year ended October 31, 2016 is 100%.

Information Concerning KIG Partners

KIG Partners, located at 115 South LaSalle Street, 27th Floor, Chicago, Illinois 60603, was formed in 2015. KIG Partners provides asset management services and solutions to high net worth individuals and institutions. As of June 1, 2017, KIG Partners had assets under management of approximately $2.85 billion. The names, addresses, and principal occupation of the principal executive officers of KIG Partners are set forth below. No changes are anticipated to this information following the Transaction.

Name and Address	Principal Occupation
Mitchell A. Kovitz 115 S. LaSalle Street, 27th Floor Chicago, Illinois 60603	Chairman, Chief Executive Officer
Jonathan A. Shapiro 115 S. LaSalle Street, 27th Floor Chicago, Illinois 60603	Vice President
Marc S. Brenner 115 S. LaSalle Street, 27th Floor Chicago, Illinois 60603	President
Steven E. Hengst 115 S. LaSalle Street, 27th Floor Chicago, Illinois 60603	Chief Compliance Officer
Joel D. Hirsh 115 S. LaSalle Street, 27th Floor Chicago, Illinois 60603	Portfolio Manager
Bruce A. Weininger 115 S. LaSalle Street, 27th Floor Chicago, Illinois 60603	Vice President
Theodore J. Rupp 115 S. LaSalle Street, 27th Floor Chicago, Illinois 60603	Chief Financial Officer
Robert A. Contreras 115 S. LaSalle Street, 27th Floor Chicago, Illinois 60603	Chief Legal Officer
Patrick B. Wiese 115 S. LaSalle Street, 27th Floor Chicago, Illinois 60603	Chief Operating Officer

Board Considerations in Approving the New Agreement

At an in-person meeting held on June 8, 2017 the Board considered the approval of the New Agreement between KIG Partners and the Trust with respect to the Fund. KIG Partners provided written information to the Board to assist the Board in its considerations.

The Board discussed the existing arrangements between KIG Partners and the Trust with respect to the Fund. The Board reviewed a memorandum from Counsel and addressed to the Trustees that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the New Agreement. A copy of this memorandum was circulated to the Trustees in advance of the Meeting. Counsel discussed with the Trustees the types of information and factors that should be considered by the Board in order to make an informed decision regarding the approval of the New Agreement, including the following material factors: (i) the nature, extent, and quality of the services to be provided by KIG Partners; (ii) the investment performance of the Fund, (iii) the costs of the services to be provided and profits to be realized by KIG Partners from the relationship with the Fund; (iv) the extent to which economies of scale would be realized if the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; and (v) KIG Partners’ practices regarding possible conflicts of interest.

The Trustees relied in part on their past experience with KIG Partners in managing the Fund, due to the fact that the personnel and management of KIG Partners is expected to remain the same as that currently in place and that no changes are expected as a result of the Transaction. They also considered that the New Agreement is identical to the Prior Agreement (except for the date of effectiveness). They reflected upon their experience with KIG Partners, including the information furnished for the Board’s review and consideration in the past at regular Board meetings, as well as information specifically prepared and/or presented in connection with the current approval process, including information presented at the meeting.

In assessing these factors and reaching its decisions, the Board considered information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared and/or presented in connection with the approval process, including information presented for their review prior to the June 8, 2017 meeting. The Board requested and was provided with information and reports relevant to the consideration of the approval of the New Agreement, including: (i) reports regarding the services and support provided to the Fund and its shareholders by KIG Partners; (ii) quarterly assessments of the investment performance of the Fund by personnel of KIG Partners; (iii) commentary on the reasons for the performance; (iv) presentations by KIG Partners addressing its investment philosophy, investment strategy, personnel and operations; (v) compliance and audit reports concerning the Fund and KIG Partners; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of KIG Partners; and (vii) a memorandum from Counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the New Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision. The Board also requested, received and/or accessed various informational materials including, without limitation: (i) documents containing information about KIG Partners, including financial information, a description of personnel and the services provided to the Fund, information on investment advice, performance, summaries of Fund expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Fund and composite performance of other accounts managed by KIG Partners; (iii) the anticipated effect of size on the Fund’s performance and expenses; and (iv) conflicts of interest and benefits to be realized by KIG Partners from its relationship with the Fund. In considering the foregoing, the Board also considered the impact, if any, that the Transaction would have on the ability of KIG Partners to continue to provide a similar level and quality of services to the Fund and its shareholders as had previously been provided. The Board did not identify any particular information that was most relevant to its consideration to approve the New Agreement and each Trustee may have afforded different weight to the various factors.

1.

The nature, extent, and quality of the services to be provided by KIG Partners. In this regard, the Board considered responsibilities that KIG Partners would have under the New Agreement. The Trustees considered the services proposed to be provided by KIG Partners to the Fund and their experience with KIG

Partners in providing similar services, including without limitation: the quality of advisory services (including research and recommendations with respect to portfolio securities), the process for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations, the coordination of services for the Fund among the Fund’s service providers, and efforts to promote the Fund and grow its assets. The Trustees considered KIG Partners’ continuity of, and commitment to retain, qualified personnel, KIG Partners’ commitment to maintain its resources and systems, and KIG Partners’ cooperation with the Board and Counsel for the Fund. The Trustees considered KIG Partners’ personnel, including the education and experience of the personnel and KIG Partners’ compliance program, policies and procedures. The Trustees specifically acknowledged the fact that the personnel associated with the day-to-day management of the Fund is not anticipated to change. After considering the foregoing information and further information in the meeting materials provided by KIG Partners, the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services proposed to be provided by KIG Partners will be satisfactory and adequate for the Fund.

2.	Investment Performance of the Fund and KIG Partners. In considering the investment performance of the Fund and KIG Partners, the Trustees compared the performance of the Fund with the performance of funds in a peer group with similar objectives managed by other investment advisers, as well as with aggregated Morningstar category data. The Trustees also considered the consistency of KIG Partners’ management of the Fund with its investment objective, strategies, and limitations. When comparing the performance of the Fund to that of other funds in the peer group, the Trustees noted that the Fund’s performance for the one-year, three-year and five-year periods ended March 31, 2016 was above the average and median of the group. When considering the performance of the Fund’s Morningstar category, the Trustees noted that the Fund’s performance was higher than the average and median for the one-year period, slightly below the average and median for the three-year period, comparable to the average and median for the five-year period, and above the average and mean for the period since inception of the Fund. The Trustees also considered the performance of KIG Partners’ separate accounts that were managed in a manner similar to that of the Fund and they noted that the performance was very comparable and that any differences were reasonable in light of the circumstances. After reviewing and discussing the investment performance of the Fund further, KIG Partners’ experience managing the Fund, the Fund’s historical performance, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Fund and KIG Partners was satisfactory.

3.

The costs of the services to be provided and profits to be realized by KIG Partners from the relationship with the Fund. In considering the costs of services to be provided and the profits to be realized by KIG Partners from the relationship with the Fund, the Trustees considered: (1) KIG Partners’ financial condition; (2) the asset levels of the Fund; (3) the overall expenses of the Fund; and (4) the nature and frequency of advisory fee payments. The Trustees reviewed information provided by KIG Partners regarding its profits associated with managing the Fund. The Trustees also considered potential benefits for KIG Partners in managing the Fund. The Trustees then compared the fees and expenses of the Fund (including the management fee) to other comparable mutual funds. First, the Trustees compared the fees and expenses of the Fund to those of other funds included in a custom peer group of funds with similar strategy and objective. The Trustees noted that the Fund’s management fee was the highest in its peer group and the net expense ratio was higher than the average and median. The Trustees then considered the fees and expenses of the Fund as compared to other funds in its Morningstar category. They noted that the management fee was higher than the average and median of the category. They also noted that the net expense ratio was closer to the average and median of the category, although still higher. The Trustees acknowledged the commitment of KIG Partners to continue to limit the expenses of the Fund under the same terms going forward. The Trustees considered the services provided to the Fund in light of the advisory fees and the peer group fee data and concluded that the fee was within an acceptable range. The Trustees noted that the management fee was generally less than what KIG Partners charges to its separate account clients who had investment strategies and objectives similar to the Fund. Based on the foregoing, the Board concluded that the fees to be paid to KIG Partners by the Fund and the profits to be realized by KIG Partners, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services to be provided by KIG Partners.

4.	The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors. In this regard, the Board considered the Fund’s proposed fee arrangements with KIG Partners, noting that the proposed fees are the same as the current fees paid to KIG Partners. The Board considered that while the management fee remained the same at all asset levels, the Fund’s shareholders experienced benefits from the Fund’s expense limitation arrangement. The Trustees noted that once the Fund’s expenses fell below the cap set by the arrangement, the Fund’s shareholders would continue to benefit from the economies of scale under the Fund’s agreements with service providers other than KIG Partners. In light of its ongoing consideration of the Fund’s asset levels, expectations for growth in the Fund, and fee levels, the Board determined that the Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services to be provided by KIG Partners.

5.	Possible conflicts of interest and benefits to KIG Partners. In considering KIG Partners’ practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and/or KIG Partners’ other accounts; and the substance and administration of KIG Partners’ code of ethics. The Trustees also considered disclosure in the registration statement of the Trust relating to potential conflicts of interest. The Trustees noted that KIG Partners does not utilize soft dollars. The Trustees noted that KIG Partners benefits from the Fund in that it is able to utilize the Fund as a vehicle into which to direct advisory clients with small account balances. The Trustees also noted that KIG Partners executes trades for the Fund through its affiliated broker dealer and that it is able to benefit from certain hardware, software, administrative and reporting tools that its affiliated broker dealer receives. The Trustees did not identify any other potential benefits (other than the management fee) that would inure to KIG Partners. Based on the foregoing, the Board determined that the standards and practices of KIG Partners relating to the identification and mitigation of potential conflicts of interest and the benefits that it derives from managing the Fund are acceptable.

Section 15(f) of the 1940 Act

The parties to the Transaction intend for the Transaction to come within the safe harbor provided by Section 15(f) of the 1940 Act. Section 15(f) of the 1940 Act permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser, provided that two conditions are satisfied.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). The Board has not been advised by KIG Partners of any circumstances arising from the Transaction that might result in the imposition of an “unfair burden” on the Fund.

Second, during the three-year period after the Transaction, at least 75% of the members of the investment company’s board of trustees cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor. The Trust will use its reasonable best efforts to ensure that at all times at least 75% of the Trustees are not “interested persons” (as defined in the 1940 Act) for the three-year period after the completion of the Transaction.

Required Vote

Approval of the Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, the vote of a “majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of: (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities. All shareholders of the Fund will vote together on the Proposal.

PLEASE NOTE, AFFILIATES OF KIG PARTNERS WHO ACT AS TRUSTEES FOR CERTAIN 401(K) PLAN ASSETS, HAVE DISCRETION OVER VOTING OF ASSETS HELD BY SUCH PLAN.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” THE APPROVAL OF THE PROPOSAL.

FURTHER INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

Quorum and Required Vote. One-third (1/3) of the outstanding shares of the Fund entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Special Meeting.

Approval of the Proposal requires the affirmative vote of the holders of a “majority of the outstanding voting shares,” as that term is defined in the 1940 Act. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of a Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

“Broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) and abstentions will be counted for purposes of determining the presence of a quorum but will not have any effect on the outcome of the election.

Please note that affiliates of KIG Partners, who act as trustees for certain 401(k) plan assets, have discretion over voting of assets held by such plan.

Other Business.  The Trustees know of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, they intend that proxies that do not contain specific restrictions to the contrary be voted on such matters in accordance with the judgment of the persons named in the proxy card. The Trust does not have annual meetings and, as such, does not have a policy relating to the attendance by the Trustees at shareholder meetings.

Revocation of Proxies.  Proxies may be revoked at any time before they are voted either (i) by a written revocation delivered to the Trust, (ii) by a properly executed later-dated proxy received by the Trust, (iii) by an in-person vote at the Special Meeting, or (iv) by written notice of death or incapacity of the maker of the proxy received by the Trust before the vote pursuant to the proxy is counted. Attendance at the Special Meeting will not in and of itself revoke a proxy. Shareholders may revoke a proxy as often as they wish before the Special Meeting. Only the latest dated, properly executed proxy card received prior to or at the Special Meeting will be counted.

Shareholder Proposals.  Any shareholder proposals to be included in the proxy statement for the Trust’s next meeting of shareholders must be received by the Trust within a reasonable period of time before the Trust begins to print and send its proxy materials.

Adjournment.  If a quorum is not present or represented at the Special Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, or if other matters arise that require shareholder attention, the persons named as proxy agents, the Chairperson of the meeting, or other Trust officers present at the Special Meeting may propose one or more adjournments to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of one-third of those shares present at the Special Meeting or represented by proxy. The persons named as proxies will vote those proxies that are entitled to vote in favor of such an adjournment, provided that they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted that might have been transacted at the meeting as originally notified.

Annual and Semi-Annual Reports.  The most recent annual and semi-annual reports to shareholders (when available) will be provided to shareholders at no cost. To request a report, please call us toll-free at 1-888-695-3729 or write to us at Valued Advisers Trust, 225 Pictoria Dr., Suite 450, Cincinnati, Ohio 46246. The reports for the Fund are also available online at www.sec.gov.

Proxy Solicitation Costs.  The costs of solicitation of proxies and expenses incurred in connection with the preparation of proxy materials are being borne by KIG Partners. In addition to soliciting proxies by mail, the Trustees and employees of the Trust may solicit proxies in person or by telephone. The Trust has engaged AST Fund Solutions, LLC to provide shareholder meeting services, including the distribution of this Proxy Statement and related materials to shareholders, as well as vote solicitation and tabulation. The costs of these services are expected be approximately $            . By voting immediately, you can help ensure the continued management of the Fund without disruption.

Only one copy of this Proxy Statement may be mailed to a shareholder holding shares in multiple accounts with the Fund. Unless the Trust has received contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more shareholders share that address. Additional copies of the Proxy Statement will be delivered promptly upon request. Requests may be sent to AST Fund Solutions, LLC, 55 Challenger Road, Ridgefield Park, NJ 07660 or made by telephone by calling 1-800-xxx-xxxx.

Outstanding Shares.  The shares outstanding of the Fund as of June 30, 2017 are:             .

Beneficial Ownership.  The table below sets forth the names, addresses and percentage ownership of those shareholders known by the Trust to own or record or beneficially 5% or more of the outstanding shares of a class of the Fund as of June 30, 2017. As of June 30, 2017, the Trustees and Officers of the Trust did not own shares of the Fund.

Name and Address of Owner	Number of Shares	Percentage Ownership
Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104			%
Morgan Stanley Smith Barney, LLC 1 New York Plaza New York, NY 10004			%

INVESTMENT ADVISER AND FUND INFORMATION

Investment Adviser.  As of January 1, 2016, Kovitz Investment Group Partners, LLC, 115 S. LaSalle Street, 27th Floor, Chicago, Illinois 60603, serves as the adviser to the Green Owl Intrinsic Value Fund.

Administrator, Fund Accountant and Transfer Agent.  Ultimus Asset Services, LLC, 2960 N. Meridian St., Suite 300, Indianapolis, Indiana 46208 serves as the Trust’s administrator, fund accountant and transfer agent. Ultimus is owned by Ultimus Fund Solutions, LLC, the parent company of the Distributor (defined below). The officers of the Trust also are officers and/or employees of Ultimus.

Distributor.  Unified Financial Securities, LLC (“Distributor”), 2960 N. Meridian St., Suite 300, Indianapolis, Indiana 46208 serves as the principal underwriter for shares of the Fund.

Custodian.  Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is the Custodian of the Fund’s investments.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO

ENSURE THAT A QUORUM IS PRESENT AT THE MEETING. A SELF-ADDRESSED,

POSTAGE PREPAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

APPENDIX A

INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT (the “Agreement”) made as of this         day of             , 2017 by and between Valued Advisers Trust (the “Trust”), a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and Kovitz Investment Group Partners, LLC (the “Adviser”), a Delaware limited liability company with its principal place of business in Chicago, Illinois.

WITNESSETH

WHEREAS, the Board of Trustees (the “Board”) of the Trust has selected the Adviser to act as investment adviser to the series portfolios of the Trust set forth on Schedule A to this Agreement (each, a “Fund”), as such schedule may be amended from time to time upon mutual agreement of the parties, and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Adviser do hereby agree as follows:

1.	THE ADVISER’S SERVICES.

(a)	Discretionary Investment Management Services. The Adviser shall act as investment adviser with respect to each Fund. In such capacity, the Adviser shall, subject to the supervision of the Board, regularly provide each Fund with investment research, advice and supervision and shall furnish continuously an investment program for each Fund, consistent with the respective investment objectives and policies of each Fund. The Adviser shall determine, from time to time, what securities shall be purchased for each Fund, what securities shall be held or sold by each Fund and what portion of each Fund’s assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Agreement and Declaration of Trust (“Declaration of Trust”), as amended and supplemented (the “Declaration of Trust”), Bylaws and its registration statement on Form N-1A (the “Registration Statement”) under the 1940 Act, and under the Securities Act of 1933, as amended (the “1933 Act”), as filed with the Securities and Exchange Commission (the “Commission”), and with the investment objectives, policies and restrictions of each Fund, as each of the same shall be from time to time in effect. To carry out such obligations, and to the extent not prohibited by any of the foregoing, the Adviser shall exercise full discretion and act for each Fund in the same manner and with the same force and effect as each Fund itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. No reference in this Agreement to the Adviser having full discretionary authority over each Fund’s investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise policies in connection with the management of a Fund’s assets or to otherwise exercise its right to control the overall management of a Fund.

(b)

Compliance. The Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules and regulations that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of each Fund, and with any policies, guidelines, instructions and procedures approved by the Board and provided in writing to the Adviser. In selecting each Fund’s portfolio securities and performing the Adviser’s obligations hereunder, the

Investment Advisory Agreement

Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser’s full responsibility for any of the foregoing.

(c)	Recordkeeping. The Adviser agrees to preserve any Trust records that it creates or possesses that are required to be maintained under the 1940 Act and the rules thereunder (“Fund Books and Records”) with respect to the services provided hereunder for the periods prescribed by Rule 31a-2 under the 1940 Act. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser agrees that all such records are the property of the Trust and will surrender promptly to the Trust any of such records upon the Trust’s request, provided that the Adviser may retain a copy of such records.

(d)	Holdings Information and Pricing. The Adviser shall provide regular reports regarding Fund holdings, and shall, on its own initiative, furnish the Trust and its Board from time to time with whatever information the Adviser believes is appropriate for this purpose, and at the request of the Board, such information and reports requested by the Board. The Adviser agrees to notify the Trust as soon as practicable if the Adviser reasonably believes that the value of any security held by a Fund may not reflect fair value. The Adviser agrees to provide any pricing information of which the Adviser is aware to the Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures for the purpose of calculating the Fund net asset value in accordance with procedures and methods established by the Board.

(e)	Cooperation with Agents of the Trust. The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust with respect to such information regarding each Fund as such entities may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and use appropriate interfaces established by such persons so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

(f)	Delegation of Authority. Any of the duties, responsibilities and obligations of the Adviser specified in this Section 1 and throughout the remainder of this Agreement with respect to one or more Funds may be delegated by the Adviser, at the Adviser’s expense, to an appropriate party (a “Sub-Adviser”), subject to such approval by the Board and shareholders of the applicable Funds to the extent required by the 1940 Act. The Adviser shall oversee the performance of delegated duties by any Sub-Adviser and shall furnish the Board with periodic reports concerning the performance of delegated responsibilities by such Sub-Adviser. The retention of a Sub-Adviser by the Adviser pursuant to this Paragraph 1(f) shall in no way reduce the responsibilities and obligations of the Adviser under this Agreement and the Adviser shall be responsible to the Trust for all acts or omissions of any Sub-Adviser to the same extent the Adviser would be liable hereunder. Insofar as the provisions of this Agreement impose any restrictions, conditions, limitations or requirements on the Adviser, the Adviser shall take measures through its contract with, or its oversight of, the Sub-Adviser that attempt to impose similar (insofar as the circumstances may require) restrictions, conditions, limitations or requirements on the Sub-Adviser.

2.

CODE OF ETHICS. (a) The Adviser has adopted a written code of ethics (“Adviser’s Code of Ethics”) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it has provided to the Trust. The Adviser has adopted procedures reasonably designed to ensure compliance with the Adviser’s Code of Ethics. Upon request, the Adviser shall provide the Trust with a (i) copy of the Adviser’s Code of Ethics, as in effect from time to time, and any proposed amendments thereto that the

Investment Advisory Agreement

Chief Compliance Officer (“CCO”) of the Trust determines should be presented to the Board, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser’s Code of Ethics. Annually, the Adviser shall furnish a written report to the Board, which complies with the requirements of Rule 17j-1, concerning the Adviser’s Code of Ethics. The Adviser shall respond to requests for information from the Trust as to violations of the Adviser’s Code of Ethics by Access Persons and the sanctions imposed by the Adviser. The Adviser shall notify the Trust as soon as practicable after it becomes aware of any material violation of the Adviser’s Code of Ethics, whether or not such violation relates to a security held by any Fund.

3.	INFORMATION AND REPORTING. The Adviser shall provide the Trust and its respective officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.

(a)	Notification of Breach / Compliance Reports. The Adviser shall notify the Trust’s CCO promptly upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law, or (ii) any material breach of any of each Fund’s or the Adviser’s policies, guidelines or procedures with respect to the Fund. In addition, the Adviser shall respond to quarterly requests for information concerning the Fund’s compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, and the Fund’s policies, guidelines or procedures as applicable to the Adviser’s obligations under this Agreement. The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. Upon request, the Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act in a form mutually agreed by the parties. The Adviser will promptly notify the Trust in the event (x) the Adviser is served or otherwise receives written notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws, or (y) of an actual change in control of the Adviser resulting in an “assignment” (as defined in Section 14) that has occurred or is otherwise proposed to occur.

(b)	Board and Filings Information. The Adviser will also provide the Trust with any information reasonably requested regarding its management of each Fund required for any meeting of the Board, or for any shareholder report on Form N-CSR, Form N-Q, Form N-PX, Form N-SAR, Registration Statement or any amendment thereto, proxy statement, prospectus supplement, or other form or document to be filed by the Trust with the Commission. The Adviser will make its officers and employees available to meet with the Board from time to time on a reasonable basis on due notice to review its investment management services to each Fund in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

(c)	Transaction Information. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust or its designated agent to perform such compliance testing on each Fund and the Adviser’s services as the Trust may, in its sole discretion, determine to be appropriate. The provision of such information by the Adviser to the Trust or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.

Investment Advisory Agreement

4.	BROKERAGE.

(a)	Principal Transactions. In connection with purchases or sales of securities for the account of a Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

(b)	Placement of Orders. The Adviser shall place all orders for the purchase and sale of portfolio securities for each Fund’s account with brokers or dealers selected by the Adviser. The Adviser will not execute transactions with a broker dealer which is an “affiliated person” of the Trust except in accordance with procedures adopted by the Board and provided in writing to the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to each Fund and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) to each Fund and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for each Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board shall periodically review the commissions paid by each Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits received by each Fund.

5.	CUSTODY. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

6.	ALLOCATION OF CHARGES AND EXPENSES. The Adviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated or otherwise agreed to in a separate signed writing, the Adviser shall not be responsible for a Fund’s expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

7.	REPRESENTATIONS, WARRANTIES AND COVENANTS.

(a)	Properly Registered. The Adviser is registered with the Commission as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Adviser, there is no proceeding or investigation pending or threatened in writing that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

(b)	ADV Disclosure. The Adviser has provided the Board with a copy of its Form ADV and will, promptly after amending its Form ADV, furnish a copy of such amendments to the Trust. The information contained in the Adviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

Investment Advisory Agreement

(c)	Fund Disclosure Documents. The Adviser has reviewed and will in the future review the Registration Statement and any amendments or supplements thereto, the annual or semi-annual reports to shareholders, other reports filed with the Commission and any marketing material of a Fund (collectively the “Disclosure Documents”) and represents and warrants that with respect to disclosure about the Adviser, the manner in which the Adviser manages the Fund or information relating directly or indirectly to the Adviser, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and do not and will not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

(d)	Use of the Name “Green Owl”. To its knowledge, the Adviser has the right to use the name “Green Owl” or any derivation thereof in connection with its services to the Trust and, subject to the terms set forth in Section 8 of this Agreement, the Trust shall have the right to use the names “Green Owl” in connection with the management and operation of each Fund. The Adviser is not aware of any actions, claims, litigation or proceedings existing or threatened in writing that would adversely affect or prejudice the rights of the Adviser or the Trust to use the names “Green Owl.”

(e)	Insurance. The Adviser maintains errors and omissions insurance coverage in the amount disclosed to the Trust in connection with the Board’s approval of the Agreement and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage, or (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

(f)	No Detrimental Agreement. The Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Adviser with respect to its selection of securities for a Fund and its management of the assets of the Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

(g)	Conflicts. The Adviser shall act honestly, in good faith and in the best interests of its clients and the Fund. The Adviser maintains a Code of Ethics which defines the standards by which the Adviser conducts its operations consistent with its fiduciary duties and other obligations under applicable law.

(h)	Representations. The representations and warranties in this Section shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a), whether or not specifically referenced in such report.

8.	THE NAME “GREEN OWL”. The Adviser grants to the Trust a license to use the name “Green Owl” (the “Name”) as part of the name of any Fund during the term of this Agreement. The foregoing authorization by the Adviser to the Trust to use the Name as part of the name of any Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Trust acknowledges and agrees that, as between the Trust and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Trust shall: (i) only use the Name in a manner consistent with uses approved by the Adviser; (ii) use its best efforts to maintain the quality of the services offered using the Name; and (iii) adhere to such other specific quality control standards as the Adviser may from time to time promulgate. At the request of the Adviser, the Trust will (i) submit to the Adviser representative samples of any promotional materials using the Name, and (ii) change the name of any Fund within three months of its receipt of the Adviser’s request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to the Name and will not thereafter transact any business using the Name in the name of any Fund. As soon as practicable following the termination of this Agreement, but in no event longer than three months, the Trust shall cease the use of the Name and any related logos or any confusingly similar name and/or logo in connection with the marketing or operation of the Funds.

Investment Advisory Agreement

9.	ADVISER’S COMPENSATION. Each Fund shall pay to the Adviser, as compensation for the Adviser’s services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by each Fund. The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund’s Registration Statement. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

10.	INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or any Fund in any way or otherwise be deemed to be an agent of the Trust or any Fund. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of a Fund, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

11.	ASSIGNMENT AND AMENDMENTS. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its “assignment” (as defined in Section 14). This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the requirements of the 1940 Act, when applicable.

12.	DURATION AND TERMINATION.

(a)	This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 11(a)(ii) hereof and unless terminated automatically as set forth in Section 10 hereof or until terminated as follows:

(i)	Either party hereto may, at any time on sixty (60) days’ prior written notice to the other, terminate this Agreement, without payment of any penalty. With respect to a Fund, termination may be authorized by action of the Board or by an “affirmative vote of a majority of the outstanding voting securities of the Fund” (as defined in Section 14); or

(ii)	This Agreement shall automatically terminate two years from the date of its execution unless the terms of such contract and any renewal thereof is specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not parties to the Agreement or “interested persons” (as defined in Section 14) of the Trust or the Adviser, at an in-person meeting called for the purpose of voting on such approval, or (ii) the vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of each Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Adviser may continue to serve hereunder as to each Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder.

(b)	In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any of its assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.

Investment Advisory Agreement

13.	NOTICE. Any notice or other communication required by or permitted to be given in connection with this Agreement shall be in writing, and shall be delivered in person or sent by first-class mail, postage prepaid, to the respective parties at their last known address, or by e-mail or fax to a designated contact of the other party. Oral instructions may be given if authorized by the Board and preceded by a certificate from the Trust’s Secretary so attesting. Notices to the Trust shall be directed to Valued Advisers Trust, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, Attention: President; and notices to the Adviser shall be directed to Kovitz Investment Group Partners, LLC, 115 South LaSalle Street, 27th Floor, Chicago, IL 60603, Attention: Chief Compliance Officer.

14.	CONFIDENTIALITY. The Adviser agrees on behalf of itself and its employees to treat confidentially all records and other information relative to the Trust and its shareholders received by the Adviser in connection with this Agreement, including any non-public personal information as defined in Regulation S-P, and that it shall not use or disclose any such information except for the purpose of carrying out the terms of this Agreement; provided, however, that the Adviser may disclose such information as required by law or in connection with any requested disclosure to a regulatory authority with appropriate jurisdiction after prior notification to the Trust.

15.	CERTAIN DEFINITIONS. For the purpose of this Agreement, the terms “affirmative vote of a majority of the outstanding voting securities of the Fund,” “assignment” and “interested person” shall have their respective meanings as defined in the 1940 Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff..

16.	LIABILITY OF THE ADVISER. Neither the Adviser nor its officers, directors, employees, agents, affiliated persons or controlling persons or assigns shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions of a Fund; provided that nothing in this Agreement shall be deemed to protect the Adviser against any liability to a Fund or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or obligations hereunder or by reason of its reckless disregard of its duties or obligations hereunder.

17.	RELATIONS WITH THE TRUST. It is understood that the Trustees, officers and shareholders of the Trust are or may be or become interested persons of the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become interested persons of the Fund, and that the Adviser may be or become interested persons of the Fund as a shareholder or otherwise.

18.	ENFORCEABILITY. If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be severable as to each Fund.

19.	LIMITATION OF LIABILITY. The Adviser is expressly put on notice of the limitation of liability as set forth in the Declaration of Trust or other Trust organizational documents and agrees that the obligations assumed by each Fund pursuant to this Agreement shall be limited in all cases to each Fund and each Fund’s respective assets, and the Adviser shall not seek satisfaction of any such obligation from shareholders or any shareholder of each Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees of the Trust or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust or other organizational document are separate and distinct from those of any of and all other Funds.

Investment Advisory Agreement

20.	NON-EXCLUSIVE SERVICES. The services of the Adviser to the Trust are not deemed exclusive, and the Adviser shall be free to render similar services to others, to the extent that such service does not affect the Adviser’s ability to perform its duties and obligations hereunder.

21.	GOVERNING LAW. This Agreement shall be governed by and construed to be in accordance with the laws of the State of Delaware, without preference to choice of law principles thereof, and in accordance with the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to any interpretations thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Commission or its staff. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Commission or its staff, such provision shall be deemed to incorporate the effect of such revised rule, regulation, order or interpretation.

22.	PARAGRAPH HEADINGS; SYNTAX. All Section headings contained in this Agreement are for convenience of reference only, do not form a part of this Agreement and will not affect in any way the meaning or interpretation of this Agreement. Words used herein, regardless of the number and gender specifically used, will be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine, or neuter, as the contract requires.

23.	COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

Signature Page to Follow

Investment Advisory Agreement

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

VALUED ADVISERS TRUST

Signature

By:
Title:

KOVITZ INVESTMENT GROUP PARTNERS, LLC

Signature

By:
Title:

Schedule A

Investment Advisory Agreement

between

Valued Advisers Trust (the “Trust”)

and

Kovitz Investment Group Partners, LLC (the “Adviser”)

Dated as of             , 2017

The Trust will pay to the Adviser as compensation for the Adviser’s services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund in accordance the following fee schedule:

Fund	Rate
Green Owl Intrinsic Value Fund	1.00%

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

SHAREHOLDER

REGISTRATION FIELD

Green Owl Intrinsic Value Fund

a series of Valued Advisers Trust

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 7, 2017

The undersigned hereby appoints Bo J. Howell and Carol J. Highsmith as Proxy of the undersigned, with full power of substitution, and hereby authorizes either of them to vote on behalf of the undersigned all shares of the Fund listed on the following page that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 9:00 a.m., Eastern Time, on September 7, 2017 at 225 Pictoria Dr., Suite 450, Cincinnati, Ohio 45246, and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposal. In his discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on September 7, 2017 and the Proxy Statement for this meeting are available at: https://www.proxyonline.com/docs/                    .pdf

Green Owl Intrinsic Value Fund	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign your name exactly as it appears on this card. If you are a joint owner, any one of you may sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

YOUR VOTE IS IMPORTANT. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE “FOR” THE PROPOSAL RELATING TO THE FUND WITH DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SHAREHOLDER MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: 🌑

		FOR	AGAINST	ABSTAIN
1.	To approve an investment advisory agreement with respect to the Fund between Kovitz Investment Group Partners, LLC and the Trust	¡	¡	¡

2.	To transact such other business as may properly come before the Special Meeting and any postponement or adjournment thereof.	¡	¡	¡

THANK YOU FOR VOTING